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EXHIBIT 32.1
                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350,CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Sancon Resources Recovery, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the fiscal quarter ended September 30, 2006 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

     (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 Sancon Resources Recovery, Inc.
Date:  December 18, 2006
                                                               By: /s/ Jack Chen
                                                --------------------------------
                                                                       Jack Chen
                                                         Chief Executive Officer

Date:  December 18, 2006
                                                             By: /S/ Richard Yan
                                                      --------------------------
                                                                     Richard Yan
                                                         Chief Financial Officer

Date:  December 18, 2006
                                                              By: /S/ David Chen
                                                      --------------------------
                                                                      David Chen
                                                                        Chairman

Date:  December 18, 2006
                                                               By: /S/ Jimmy Yiu
                                                      --------------------------
                                                                       Jimmy Yiu
                                                                        Director

Date:  December 18, 2006
                                                            By: /S/ Helen Bouzas
                                                      --------------------------
                                                                    Helen Bouzas
                                                            Independent Director

Date:  December 18, 2006
                                                             By: /S/ Cong Yuanli
                                                      --------------------------
                                                                     Cong Yuanli
                                                            Independent Director